AGREED FORM






                                DATED      , 1999




              [RELEVANT GLYNWED COMPANY - LEGAL OWNER] LIMITED

                                  - and -

           [RELEVANT GLYNWED COMPANY - BENEFICIAL OWNER] LIMITED

                                  - and -

                       NIAGARA LASALLE (U.K). LIMITED

                                  - and -

                            NIAGARA CORPORATION








                                 L E A S E

                             of property known
                                     as
                             [                ]




                             [GRAPHIC?OMITTED]
                                   London
                                PY:296087.4



                                  CONTENTS

CLAUSE                                                                  PAGE

1.       DEFINITIONS.......................................................1
2.       INTERPRETATION....................................................3
3.       LEASE.............................................................4
4.       RENT..............................................................4
         (1)      Rent.....................................................4
         (2)      Rent payment dates.......................................5
5.       TENANT'S COVENANTS................................................5
         (1)      Introduction.............................................5
         (2)      Rent.....................................................5
         (3)      Outgoings................................................5
         (4)      Repair...................................................6
         (5)      Redecoration.............................................6
         (6)      Party matters............................................7
         (7)      Entry by the Landlord....................................7
         (8)      Remedy breaches..........................................8
         (9)      Alterations..............................................8
         (10)     Signs....................................................8
         (11)     Use......................................................8
         (12)     Use obligations..........................................8
         (13)     Statutory requirements...................................9
         (14)     Notices.................................................10
         (15)     Planning Acts...........................................10
         (16)     Obstruction.............................................11
         (17)     Obstruction proceedings.................................11
         (18)     Acquisition of rights...................................12
         (19)     Costs...................................................12
         (20)     Indemnity...............................................12
         (21)     Notices for sale and re-letting.........................13
         (22)     Regulations.............................................14
         (23)     New guarantors..........................................14
         (24)     Freehold covenants......................................15
         (25)     Head Lease - [FOR EACH OF THE LONG
                  LEASEHOLD PROPERTIES ONLY...............................15
         (25)     Yield up................................................15
         (26)     Release of Landlord.....................................16
6.       Landlord's Covenants.............................................16
         (1)      Introduction............................................16
         (2)      Quiet enjoyment.........................................16
7.       ALIENATION.......................................................16
         (1)      Restrictions on alienation..............................16
         (2)      Assignment..............................................16
         (3)      Agreement as to circumstances...........................17
         (4)      Agreement as to conditions..............................17
         (5)      Further agreement.......................................18
         (6)      Underletting............................................18
         (7)      Covenants on underletting ..............................18
         (8)      Guarantee on underletting...............................19
         (9)      Form of underlease......................................19
         (10)     Underlease requirements ................................20
         (11)     Associated companies....................................20
         (12)     Charging................................................21
         (13)     Registration of dealings................................21
8.       INSURANCE........................................................21
         (1)      Landlord's insurance obligations........................21
         (2)      Sum and risks insured...................................21
         (3)      Fees....................................................21
         (4)      Production of policy....................................22
         (5)      Reinstatement...........................................22
         (6)      Tenant's insurance obligations..........................22
         (7)      Vitiation...............................................23
         (8)      Increased premium.......................................23
         (9)      Irrecoverable reinstatement cost........................23
         (10)     Notice of damage........................................23
         (11)     Double insurance........................................23
         (12)     Relevant matters........................................24
         (13)     Fire authority requirements.............................24
         (14)     Cesser of rent..........................................24
         (15)     Prevention of reinstatement.............................25
         (16)     Completion of reinstatement.............................25
         (17)     Supervening event.......................................25
9.       GUARANTOR'S COVENANT.............................................26
10.      RE-ENTRY.........................................................26
11.      VAT..............................................................27
12.      GENERAL..........................................................28
         (1)      Interest and powers of recovery.........................28
         (2)      Interest on breach......................................28
         (3)      Disputes................................................28
         (4)      Compensation............................................28
         (5)      Joint and several liability.............................28
         (6)      Whole agreement.........................................29
         (7)      Representations.........................................29
         (8)      Rights of entry.........................................29
         (9)      Interpretation of covenants.............................29
         (10)     Tenant's possessions....................................29
         (11)     Other land..............................................30
         (12)     Head Lease and Charge - [FOR LEASES OF LONG LEASEHOLD
                           PROPERTIES ONLY]...............................30
         (12)     Charge - [FOR LEASES OF FREEHOLD PROPERTIES ONLY].......31
         (13)     Perpetuity period.......................................32
         (14)     Severance...............................................32
         (15)     Notices in writing......................................32
         (16)     Counterparts............................................32
13.      RIGHT TO BREAK...................................................32
14.      EXCLUSION AGREEMENT..............................................32
15.      NOTICES..........................................................32
16.      GOVERNING LAW AND JURISDICTION...................................33


SCHEDULES

1.       The Property......................................................35
2.       Rights granted to the Tenant......................................35
3.       Rights reserved to the Landlord...................................35
4.       Matters affecting the Property ...................................35
5.       Guarantee provisions..............................................36
6.       Authorised guarantee agreement....................................38
7.       Schedule of Landlord's Fixtures and Fittings......................40




THIS  LEASE is made on [                             ], 1999

BETWEEN:


(1)      [RELEVANT GLYNWED COMPANY - LEGAL OWNER] LIMITED (registered
         number [                    ]) whose registered office is at
         [Headland House, New Coventry Road, Sheldon, Birmingham]
         (the "LANDLORD");

(2)      [RELEVANT GLYNWED COMPANY - BENEFICIAL OWNER] LIMITED (registered
         number [                              ]) whose registered office is
         at Headland House, New Coventry Road, Sheldon, Birmingham ("GLYNWED"); and

(3) NIAGARA LASALLE (UK) LIMITED (registered number 3725308) whose registered office is at 1st Floor, Bouverie House, 154 Fleet Street, London, EC4A 2DQ (the "TENANT"); and

(4) NIAGARA CORPORATION a corporation organised and existing under the laws of the State of Delaware, whose principal office is at 667 Madison Avenue, New York 10021, USA (the "Guarantor").

This Lease is a new tenancy for the purposes of section 1 of Landlord and Tenant (Covenants) Act 1995.

WHEREAS Glynwed are a party to this Lease as beneficial owner of the Property;

THIS DEED WITNESSES as follows:

2.       DEFINITIONS
         In this Lease:

         "ASSIGN" includes entering into any form of equitable assignment of the Property, but does not include entering into a contract for the assignment or transfer of the Property, and "assignment" shall be similarly construed;

         "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks are generally open in London for normal business;

         "CLEARING BANK" means a bank which is a member of CHAPS Clearing Company Limited;

         "CONDUITS" includes those for sewage, water, gas, electricity, telecommunications and data processing;

         "DEFAULT INTEREST RATE" means three per centum per annum above the Interest Rate;

         "END OF THE TERM" includes the expiry of the Term by effluxion of time or the determination of the Term by forfeiture, surrender, merger, notice or in any other way;

         "FIXTURES AND FITTINGS" means the fixtures and fittings listed in
         Schedule 7;

         "GUARANTOR" includes the person named in this Lease as guarantor, if any, and any other person who is for the time being a guarantor in respect of the Tenant's obligations under this Lease and his personal representatives and successors;

         ["HEAD LEASE" means the Lease under which the Landlord is for the time being entitled to the reversion in part of the Property immediately expectant on the End of the Term and every lease (whether immediate or otherwise) out of which that lease was created, all deeds varying any of the leases and all deeds supplemental to those leases and all licences and consents granted under any of those leases or under any deed of variation; [TO BE INSERTED FOR LONG LEASEHOLD PROPERTIES ONLY].]

         "INSURED RISKS" means fire, lightning, explosion, earthquake, aircraft and other aerial devices and articles dropped from them, escape of oil, impact by vehicles or animals, riot, civil commotion, strikes and labour disturbances, storm, flood, bursting and overflowing of water tanks, apparatus or pipes and other risks against which the Landlord reasonably decides from time to time to insure to the extent to which the risks mentioned in this definition are insurable with the Landlord's insurers but shall include loss or damage by acts of terrorism if and only to the extent that the Landlord has insured against acts of terrorism;

         "INTEREST RATE" means the base rate for the time being of National Westminster Bank PLC or of another Clearing Bank designated from time to time by the Landlord;

         "LANDLORD" includes the person for the time being entitled to the reversion immediately expectant on the End of the Term;

         "LEASE" means this lease, all deeds varying this lease and all licences and consents granted under this lease or under any deed of variation and all deeds supplemental to this lease;

         "PLANNING ACTS" means the Town and Country Planning Act 1990, the Planning (Listed Building and Conservation Areas) Act 1990, the Planning (Hazardous Substances) Act 1990, the Planning
         (Consequential Provisions) Act 1990 and the Planning and
         Compensation Act 1991;

         "PROPERTY" means the property described in Schedule 1 and every part of it and all additions and alterations to it and includes (without limitation):

         (a) every part of all buildings and other structures now or during the Term on the property including walls, roofs, foundations, load-bearing parts, doors, windows and Conduits;

         (b) roadways, footpaths, service roads, service areas, car parks, loading bays and landscaped and open areas;

         (c)      the Fixtures and Fittings;

         (d) electrical and mechanical installations, plant, equipment and machinery including (without limitation) lifts, heating plant, air conditioning plant and ventilation plant and radiators;

         (e)      sanitary equipment including washbasins;

         (f)      boundary walls and fences; and

         (g)      any plate glass.

         "QUARTER DAYS" means 25th March, 24th June, 29th September and 25th December in every year;

         "RENT" includes all sums reserved as rent by this Lease;

         "SCHEDULE OF CONDITION" means the schedule of condition prepared by DTZ Debenham Thorpe [annexed to this Lease or to be prepared pursuant to the terms of the property agreement (the "Property Agreement") between Glynwed Property Management Limited, Glynwed Properties Limited, Niagara LaSalle (U.K.) Limited, Niagara Corporation and Glynwed International plc];

         "TENANT" includes the Tenant's successors in title;

         "TERM" means the term granted by this Lease as may be determined in accordance with this Lease;

         "TERM COMMENCEMENT DATE" means the date of commencement of the Term specified in clause 3(1);

         "VAT" means value added tax;

         "VAT ACT 1994" means the Value Added Tax Act 1994;

         "VAT GROUP" means two or more bodies corporate registered as a group for VAT purposes under section 43 VAT Act 1994.

3.       INTERPRETATION
(1) Where there are two or more persons included in the expressions "the Landlord", "the Tenant" or "the Guarantor" each reference to the Landlord, the Tenant or the Guarantor includes a separate reference to each of those persons.

(2) Any reference, express or implied, to an enactment includes references to:

         (b) that enactment as amended, extended or applied by or under any other enactment (before or after the execution of this Lease);

         (c) any enactment which that enactment re-enacts (with or without modification);

         (d) any subordinate legislation made (before or after the execution of this Lease) under that enactment, as amended, extended or applied as described in paragraph
                  (a) above or under any enactment referred to in paragraph
                  (b) above; and

         (e) any consents, licences and permissions given (before or after the execution of this Lease) under that enactment, as amended, extended or applied as described in paragraph
                  (a) above or under any enactment referred to in paragraph
                  (b) above or under that subordinate legislation and any conditions contained in those consents, licences and permissions.

         (f) Any reference, express or implied, to enactments generally includes subordinate legislation and any legislation of the European Union that is directly applicable in the United Kingdom and includes existing enactments and those that come into effect during the Term.

         (g) Sub-clauses (1) to (3) above apply unless the contrary intention appears.

         (h)      The headings in this Lease do not affect its interpretation.

4.       LEASE

(1) The Landlord and Glynwed lets the Property to the Tenant together with the rights set out in Schedule 2 but except and reserving to the Landlord the rights set out in Schedule 3 for the term of ten years commencing on [ ] 1999 subject to all rights and covenants affecting the Property including (without limitation) the matters contained or referred to in Schedule 4 at a yearly rent ascertained in accordance with clause 4.

(2) The rights granted to the Tenant are granted in common with the Landlord, any person authorised by the Landlord and everyone else having the like or similar rights.

(3)      This Lease does not include any rights other than those set out in
         Schedule 2.

(4) The rights excepted and reserved to the Landlord may be exercised also by those authorised by the Landlord and by anyone else who is or may become entitled to exercise them.

5.       RENT

(1)      RENT

         The yearly rent shall be:

         (b) until (but not including) the second anniversary of the date of the Lease, a peppercorn (if demanded);

         (c) from and including the second anniversary of the date of the Lease until (but not including) the sixth anniversary of the date of the Lease, the sum of(pound)[]; and

         (d) from and including the sixth anniversary of the date of the Lease until the expiration of the Term, the sum of(pound)[].

(2)      RENT PAYMENT DATES

         The yearly rent is payable without any deduction, withholding or set-off by equal quarterly payments in advance on the Quarter Days.

5.       TENANT'S COVENANTS

(1)      INTRODUCTION

         The Tenant covenants with the Landlord to comply with its obligations set out in this clause and in clauses 7 and 8.

(2)      RENT
         The Tenant shall:

         (e) pay the yearly rent to the Landlord at the times and in the manner referred to in clause 4 without any deduction and (if required by the Landlord) by banker's standing order; and

         (f) not exercise or seek to exercise any right or claim to withhold rent or any right or claim to legal or equitable set-off.

(3)      OUTGOINGS

         The Tenant shall:

         (a) pay all present and future Outgoings assessed, charged or imposed on, or payable in respect of the Property or assessed, charged or imposed on, or payable by its owner or occupier;

         (b) pay the proportion properly attributable to the Property of all Outgoings assessed, charged or imposed on or payable in respect of the Property and other properties or assessed, charged or imposed on or payable by the owner or occupier of the Property and other properties;

         (c) pay all charges for the supply to and consumption at the Property of water, gas and electricity and all charges for telecommunications (including equipment rents) and observe and perform all regulations of the supply authorities;

         (d) where such charges as are referred to in paragraph (c) are made in relation to the Property and other properties or upon the owner or occupier of the Property and other properties, pay the suppliers and indemnify the Landlord against the proportion of those charges properly attributable to the Property or its owner or occupier; and

         (e) if, during the first six years of the Term, the Landlord loses rating relief because it has been allowed to the Tenant or any person deriving title under the Tenant during the Term, make good that loss to the Landlord.

         In this sub-clause "OUTGOINGS" means rates, taxes, duties, charges, assessments, impositions and outgoings whether parliamentary, parochial, local or of any other description and whether of the nature of capital or revenue and even though of a wholly novel character save any arising out of the receipt of the rent or any dealing with the reversionary interest and the proportion referred to in paragraphs (b) and (d) shall be determined by the Landlord acting properly and reasonably and shall be conclusive save, in the case of manifest error or as to questions of law.

(4)      REPAIR

         The Tenant shall:

         (a) keep the Property in repair but shall not be obliged to put or keep the Property in any better condition than it is at present as evidenced by the Schedule of Condition or repair damage caused by an Insured Risk save where:

                  (i) the damage is not insured because of an exclusion, limitation or excess imposed by the insurers; or

                  (ii) the insurance monies are irrecoverable because of the act, default or omission of the Tenant, any person deriving title under the Tenant or anyone at the Property with the express or implied authority of any of them save for any acts or defaults of the Landlord or its agents and workmen;

         (b) where beyond economic repair, replace all the Landlord's Fixtures and Fittings in the Property which become beyond repair during the Term with those of no lesser quality;

         (c) keep all windows and other glass in the Property (both inside and outside) clean cleaning as frequently as is appropriate to a property of this nature;

         (d) keep any open area within the Property adequately surfaced (where appropriate), in good condition and, where landscaped, properly cultivated and free from weeds;

         (e) ensure that electrical circuits within the Property comply with the then current regulations of the Institute of Electrical Engineers or other amended standards or recommended current codes of practice;

         (f) notify the Landlord of all defects in the Property which are relevant defects for the purpose of section 4 of the Defective Premises Act 1972 save any identified in the Schedule of Condition.

(5)      REDECORATION

         The Tenant shall redecorate the exterior of the Property in every third year and in the last year of the Term but not more frequently than once in any year and in the case of the interior of the Property shall carry out such redecoration as is necessary from time to time so as to ensure that there is no deterioration in the state and condition of the Property as evidenced by the Schedule of Condition and, in the case of decorations carried out in the last year of the Term in colours first approved by the Landlord such approval not to be unreasonably withheld or delayed, save that nothing in this clause shall oblige the Tenant to redecorate the Property to any better standard than it is at present, as evidenced by the Schedule of Condition. The Tenant shall also have all parts of the Property requiring treatment for their preservation and protection treated in accordance with the normal methods for preserving and protecting them. All works under this sub-clause shall be carried out in a good and workmanlike manner and with suitable, good quality materials.

         In this sub-clause the "LAST YEAR OF THE TERM" means the period of 12 months ending at the End of the Term.

(6)      PARTY MATTERS

         The Tenant shall pay a fair proportion of all costs and expenses payable in respect of repairing, lighting, cleansing and maintaining anything used in common by the Property and any other property save that where any such items are included in the Schedule of Condition the Tenant shall not be liable to make any such contribution to the extent that the contribution puts such items in any better state of repair and condition than that evidenced by the Schedule of Condition. The proportion shall be determined by the Landlord acting properly and reasonably and shall be conclusive save in the case of manifest error or as to questions of law.

(7)      ENTRY BY THE LANDLORD

         The Tenant shall:

         (a) permit the Landlord to enter the Property to examine its condition and take inventories of Landlord's Fixtures and Fittings (if any);

         (b) permit the Landlord to enter the Property to exercise any of the rights reserved to the Landlord by this Lease subject to the Landlord;

                  (i) making good to the Tenant all damage to the Property to the reasonable satisfaction of the Tenant but not being obliged to compensate the Tenant for any loss arising from interference with the Tenant's business suffered by the Tenant; and

                  (ii) causing as little disturbance to the Tenant as reasonably possible.

         (c) permit the Landlord to enter the Property and inspect and measure the Property for all purposes connected with insurance of the Property.

         (d) furnish all information relevant for those purposes as the Landlord or anyone having a right of entry under this sub-clause may reasonably request.

         Except in case of emergency the Landlord shall give the Tenant reasonable prior notice before exercising the right of entry. After notice or in case of emergency the Landlord may break into the Property.

(8)      REMEDY BREACHES

         The Tenant shall remedy all breaches of covenant notified by the Landlord to the Tenant which the Tenant is liable to remedy under this Lease as soon as possible and in any event within two months after service of the notice. If the Tenant fails to do so, the Landlord may enter the Property and remedy the breach. All proper costs and expenses incurred by the Landlord shall be paid by the Tenant on demand.

(9)      ALTERATIONS

         The Tenant shall:

         (a) not make any external or structural alteration or addition to the Property nor make any non-structural alteration to the Property without the prior consent of the Landlord which shall not be unreasonably withheld or delayed; and

         (b) before the End of the Term, unless released by the Landlord in writing but not otherwise, remove any alteration or addition and make good all damage caused by the removal.

(10)     SIGNS

         The Tenant shall:

         (a) not display on the Property any signs visible from outside the Property except those which are reasonably necessary in connection with the business carried on at the Property;

         (b) not affix to the Property any external radio, television or other aerial or satellite dish or any pole, mast, flag or wire without the prior consent of the Landlord which shall not be unreasonably withheld or delayed;

         (c) at the End of the Term remove all signs and items referred to in sub-clause (b) (including any erected before the beginning of the Term) and make good all damage caused by their removal.

         In this sub-clause "SIGNS" includes signs, hoardings, posters, placards, advertisements, bills, inscriptions and letters.

(11)     USE

         The Property shall not be used other than for any use being a use within [Class B2/B8] Business in the schedule to the Town and Country Planning (Use Classes) Order 1987 as that Order is in force at the date of this Lease together with other proper ancillary uses.

(12)     USE OBLIGATIONS

         The Tenant shall:

          (a) use any open area within the Property only for the purpose for which it is designed and not keep any caravan or temporary building on it (other than any items normally stored outside the buildings on the Property in connection with the permitted use under this Lease);

         (b) not leave the Property unoccupied for more than a month without notifying the Landlord and providing the security arrangements required by the Landlord's insurers;

         (c) not do anything on the Property which may become a nuisance, damage, danger, or material annoyance or inconvenience to the Landlord or any nearby owner or occupier the Landlord acknowledging that as far as it is concerned the proper use of the Property within Class [B2/B8] in the schedule to the Town & Country Planning (Use Classes) Order 1987 together with proper ancillary uses and use which is otherwise in accordance with the provisions of this Lease would not itself constitute a breach of this covenant;

         (d) not allow to pass into the Conduits serving the Property anything that may obstruct them or cause damage, danger or pollution or anything poisonous or radioactive;

         (e) not bring onto or keep in the Property anything dangerous, inflammable, explosive, noxious or offensive save where necessary and usual for the permitted use under this Lease;

         (f) not use the Property for any illegal or immoral purpose or for any dangerous, noxious, noisy or offensive occupation or in any manner so as to be offensive to the occupiers of any nearby property;

         (g) not use the Property for the holding of public meetings or auction sales or as a residence or sleep at the Property or keep any animal on it (other than a guard dog);

         (h)      not overload the Property or its Conduits; and

         (i) not obstruct any road or footpath within or serving the Property and not do anything as a result of which reasonable use of the road or footpath by others may be impeded.

(13)     STATUTORY REQUIREMENTS

         The Tenant shall comply with every enactment and with the requirements and recommendations of every authority relating to or affecting the Property or its use or the employment of anyone at the Property or any equipment or chattels in the Property and whether applicable to the owner, landlord, tenant or occupier of the Property.

         In this sub-clause "authority" includes every government department, local or other authority and court of competent jurisdiction.

(14)     NOTICES

         The Tenant shall:

         (a) give the Landlord a copy of every notice or order and of every proposal for a notice or order issued to the Tenant, its sub-tenants or any occupier of the Property or left at the Property in each case relating to the Property as soon as practicable after receipt;

         (b) take all steps necessary to comply with every such notice or order without delay; and

         (c) at the request of the Landlord but at the joint cost of the Landlord and the Tenant, make or join with the Landlord in making such objections or representations in respect of the notice, order or proposal as the Landlord shall think fit.

(15)     PLANNING ACTS

         The Tenant shall:

         (a) comply with the Planning Acts in relation to the Property, any operations carried out at the Property and its use and not commit any breach of planning control;

         (b) obtain from the local planning authority planning permission for the carrying out of any operation on the Property or the institution or continuance of any use which may constitute development within the meaning of the Planning Acts;

         (c) not make any application for planning permission without the prior consent of the Landlord to the making of the application such consent not to be unreasonably withheld or delayed;

         (d) forthwith after the grant or refusal of any application, give the Landlord a copy of the permission or the refusal;

         (e) not make any alteration or addition to or change of use of the Property (being an alteration or addition or change of use which is prohibited by this Lease or for which the consent of the Landlord must be obtained under this Lease and for which a planning permission must be obtained) before planning permission for it has been produced to the Landlord and acknowledged by the Landlord as satisfactory to it such acknowledgement not to be unreasonably withheld or delayed but so that the Landlord may refuse to express satisfaction with the planning permission on the grounds that anything contained in it or omitted from it in the opinion of the Landlord would be or be likely to be prejudicial to the Landlord's interest in the Property during the Term or after the End of the Term;

         (f) pay any charge imposed under the Planning Acts in respect of the carrying out of any operation or the institution or continuance of any use;

         (g) unless the Landlord directs otherwise, carry out before the End of the Term all works required to be carried out as a condition of any planning permission which may have been granted and implemented during the Term whether or not the date by which the planning permission requires those works to be carried out falls within the Term;

         (h) pay to the Landlord on demand a fair proportion of any compensation received by the Tenant because of a restriction on the use of the Property under the Planning Acts, any dispute as to the proportion to be referred to arbitration;

         (i) produce to the Landlord all drawings, documents and other evidence required by the Landlord to satisfy itself that this sub-clause has been complied with;

         (j) not implement any planning permission (which contains a requirement for works the cost of which exceed
                  (pound)50,000) without providing security where reasonably required by the Landlord for compliance with the conditions imposed by that permission;

         (k) not serve any purchase notice under the Planning Acts requiring any authority to purchase the Tenant's interest in the Property without first offering to surrender this Lease at the price which might reasonably be expected to be obtained from the authority under the purchase notice, any dispute as to the amount of the price to be referred to arbitration;

         (l) at the request of the Landlord and at the cost of the Landlord to make or join in making any planning application required by the Landlord and not make any objection or adverse representation in respect of any planning application made by or with the consent of the Landlord.

         In this sub-clause "OPERATION" and "DEVELOPMENT" each includes works to any listed building which are prohibited by the Planning Acts unless authorised by them and "planning permission" includes listed building consent.

(16)     OBSTRUCTION

         The Tenant shall not:

         (a) stop up, darken or obstruct any window in such a way as could prejudice any rights or light or air to that window or opening belonging to the Property; or

         (b) give to any third party any acknowledgement that the Tenant enjoys the access of light or air to any of the windows or openings in the Property by the consent of a third party; or

         (c) pay to any third party any sum of money or enter into any agreement with any third party for the purpose of inducing or binding him to abstain from obstructing the access of light or air to any window or opening.

(17)     OBSTRUCTION PROCEEDINGS

         If any of the owners or occupiers of nearby land or buildings do or threaten to do anything which obstructs or may obstruct the access of light or air to any of the windows or openings in the Property, the Tenant shall:

         (a) forthwith upon becoming aware of the same or when the Tenant ought reasonably to be aware of the same notify the same to the Landlord;

         (b) permit the Landlord to bring proceedings in the name and at the joint cost of the Landlord and the Tenant against any of the owners or occupiers of the nearby land or buildings in respect of the obstruction; and

         (c)      take all reasonable steps to prevent such obstruction.

(18)     ACQUISITION OF RIGHTS

         The Tenant shall not allow any easement to be acquired over the Property. If any easement is acquired or attempted to be acquired, the Tenant shall give notice of it to the Landlord as soon as possible after becoming aware of the same or when the Tenant ought reasonably to be aware of the same and at the request of the Landlord but at the joint cost of the Landlord and the Tenant adopt the course required by the Landlord for preventing the acquisition of the easement.

(19)     COSTS

         The Tenant shall pay on an indemnity basis all proper costs and expenses incurred by the Landlord:

         (a) in or in contemplation of any proceedings relating to the Property under the Law of Property Act 1925 sections 146 and 147, or the Leasehold Property (Repairs) Act 1938, the preparation and service of any notice under those sections or the taking of steps subsequent to such notice notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court;

         (b) in the preparation and service of any notice to repair or any schedule of dilapidations at any time during the Term or within three months after the End of the Term;

         (c) in connection with the recovery of arrears of Rent or other sums due to the Landlord under this Lease including the levy or attempted levy of any distress; and

         (d) in respect of any application for consent required by this Lease whether or not the consent is granted (including any inspection of works authorised by the consent and of any re-instatement of those works) provided such costs are reasonable.

         Where the Landlord could recover the cost of services or advice under the first part of this sub-clause if they were undertaken by a third party but those services or that advice are provided by the Landlord or by a company which is a member of the same group as the Landlord (within the meaning of section 42 of the Landlord and Tenant Act 1954), the Tenant shall pay to the Landlord or to that company a reasonable sum (plus VAT if payable) for such services or advice but not more than the amount payable by the Tenant if those services or that advice had been provided by a third party.

(20)     INDEMNITY

         The Tenant shall:

         (a) pay and make good to the Landlord every loss and damage incurred or sustained by the Landlord as a consequence of every breach or non-observance of the covenants by the Tenant in this Lease and indemnify the Landlord against all actions, claims, liabilities, and proper costs and expenses arising by reason of the breach; and

         (b) indemnify and keep the Landlord indemnified from liability in respect of all loss, damage, actions, proceedings, claims, demands, proper costs, damages and expenses in respect of any injury to or the death of any person or damage to any property or in respect of the infringement, disturbance or destruction of any right by reason of or arising in any way directly or indirectly out of:

                  (i) the state of repair or condition of the Property to the extent to which the state of repair or condition of the Property is the responsibility of the Tenant under this Lease;

                  (ii) the act, omission or default of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them (other than the Landlord its agents or workmen);

                  (iii) the construction or existence of any additions or alterations to the Property made during the Term;

                  (iv)     the use of the Property during the Term;

                  (v) anything now or in the future attached to or on the Property;

                  (vi)     the use of vehicles on the Property;

                  (vii) the omission of the Tenant to give written notice to the Landlord of any defects or items requiring repair arising during the Term of which the Tenant is aware or ought reasonably to be aware save any contained in the Schedule of Condition; and

                  (viii) any breach by the Tenant or by any person deriving title under the Tenant of any covenant by the Tenant or any condition contained in this Lease.

(21)     NOTICES FOR SALE AND RE-LETTING
         The Tenant shall:

         (a) permit the Landlord during the six months before the End of the Term to affix to the Property a notice for re-letting it;

         (b) permit the Landlord at any time during the Term to affix to the Property a notice of a usual size for dealing with the Landlord's interest in the Property; and

         (c) permit all persons with written authority from the Landlord or the Landlord's agent to view the Property at all reasonable times in connection with a sale and re-letting and by appointment.

(22)     REGULATIONS

         The Tenant shall observe all reasonable regulations made by the Landlord for the proper management of the Property.

(23)     NEW GUARANTORS

         If a guarantor's event of default occurs, the Tenant shall notify the Landlord of the event within ten Business Days of its occurrence. If the Landlord serves notice on the Tenant under this sub-clause within thirty Business Days of service of the Tenant's notice, the Tenant shall procure that guarantors acceptable to the Landlord shall covenant by deed with the Landlord in the form set out in schedule 5.

         In this sub-clause a guarantor's event of default is any of the following:

         (a)      in the case of a Guarantor who is an individual:

                  (i)      the death of the individual;

                  (ii) the individual being regarded as a patient under the Mental Health Act 1983 section 94;

                  (iii) an application being made for an interim order in respect of the individual or an interim order being made under the Insolvency Act 1986;

                  (iv) the making by the individual of a proposal for a voluntary arrangement;

                  (v) a petition being presented for a bankruptcy order to be made against the individual or a bankruptcy order being made;

         (b)      in the case of a Guarantor which is a company:

                  (i) a proposal being made to the company and to its creditors for a voluntary arrangement;

                  (ii) a petition being presented for an administration order in respect of the company or an administration order being made;

                  (iii) the company having an administrative or other receiver or a manager appointed of the whole or any part of its property;

                  (iv) the company passing a resolution for winding up or a petition being presented for the winding up of the company or a winding up order being made or the company being dissolved other than (in any such case) a voluntary winding up of a solvent company for the purposes of amalgamation or reconstruction;

                  (v) the company, having been registered as an unlimited company, being re-registered as a limited company without the previous consent of the Landlord;

         (c) in the case of a Guarantor who is an individual or which is a company:

                  (i) the individual or the company entering into any kind of composition, scheme of arrangement, compromise or arrangement for the benefit of creditors or any class of creditors or permitting or suffering any distress or execution to be levied on his goods;

                  (ii) there occurring in relation to the individual or the company in any country or territory in which he carries on business or to the jurisdiction of whose courts he or any of his property is subject any event which corresponds in that country or territory with any of those mentioned in paragraphs (a)(iii) to (v) or (b) above or the individual or the company otherwise becoming subject in any such country or territory to any law relating to insolvency, bankruptcy or winding up.

(24)     FREEHOLD COVENANTS

         The Tenant shall observe and perform the covenants contained or referred to in Schedule 4 so far as they relate to the Property and are still subsisting and capable of taking effect.

(25)     HEAD LEASE - [FOR EACH OF THE LONG LEASEHOLD PROPERTIES ONLY

         The Tenant shall:

         (a) From the date of this Lease observe and perform the covenants by the tenant contained in the Head Lease except the covenants for payment of rent and for insurance;

         (b) not do or omit anything whereby the Head Lease may be avoided or forfeited; and

         (c) allow the Landlord to enter the Property and to perform any of the covenants by the Tenant in the Head Lease which may be necessary to prevent a forfeiture of the Head Lease.]

(25)     YIELD UP

         The Tenant shall:

         (a) yield up the Property (except tenant's or trade fixtures) to the Landlord at the End of the Term with vacant possession and in accordance with the Tenant's covenants in this Lease; and

         (b) make good to the reasonable satisfaction of the Landlord all damage occasioned by the removal of any tenant's or trade fixtures save that where the Tenant removes, as tenant's fixtures, plant and machinery acquired pursuant to the sale of business agreement (dated , 1999 between Glynwed Steels Limited, Glynwed International plc, Niagara LaSalle (UK) Limited and Niagara Corporation) from the positions such plant and machinery were in at the date of this Lease, the Tenant shall not be obliged to fill in the holes made to accommodate such plant and machinery.

(26)     RELEASE OF LANDLORD

         The Tenant agrees that if the Landlord or any former landlord applies for release of a covenant under section 8 of the Landlord and Tenant (Covenants) Act 1995 the Tenant shall not object unreasonably to the release of the Landlord or the former landlord.

6.       LANDLORD'S COVENANTS

(1)      INTRODUCTION

         The Landlord covenants with the Tenant to comply with its obligations set out in this clause and in clause 8.

(2)      QUIET ENJOYMENT

         The Tenant may peaceably and quietly hold and enjoy the Property during the Term without any lawful interruption by the Landlord or any person claiming under or in trust for the Landlord.

7.       ALIENATION

(1)      RESTRICTIONS ON ALIENATION

         The Tenant shall not:

         (a) save to the extent permitted by the following sub-clauses of this clause, part with possession of the whole or any part of the Property or part with or share occupation of the whole or any part of the Property or permit occupation by a licensee of the whole or any part of the Property or hold on any trust the whole or any part of the Property;

         (b) if it is an unlimited company, incorporate itself as a limited company without the prior consent of the Landlord.

(2)      ASSIGNMENT

         The Tenant shall not:

         (a)      assign part of the Property;

         (b) assign the whole of the Property without the prior consent of the Landlord which, subject to sub-clauses (3) and (4), shall not be unreasonably withheld or delayed.

(3)      AGREEMENT AS TO CIRCUMSTANCES

         The Landlord and the Tenant agree that the Landlord may withhold its consent to an assignment if any one or more of the following circumstances (which are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927) exist:

         (a) any Rent due (following demand if required under the terms of this Lease) from the Tenant under this Lease is unpaid;

         (b) the Landlord reasonably determines that the proposed assignee is not a person who is likely to be able to comply with the covenants by the Tenant in this Lease following completion of the assignment;

         (c) the proposed assignee or any proposed guarantor for it (other than any guarantor under an authorised guarantee agreement) has the benefit of state or diplomatic immunity or the Landlord determines that it is likely to acquire that immunity;

         (d) the proposed assignee is a company which is a member of the same group (within the meaning of section 42 of the Landlord and Tenant Act 1954) as the Tenant;

         (e) the Landlord reasonably determines that there is a subsisting material breach of any of the tenant's covenants by the Tenant or the conditions in this Lease.

(4)      AGREEMENT AS TO CONDITIONS

         The Landlord and the Tenant agree that the Landlord may grant consent to an assignment subject to any one or more of the following conditions (which are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927):

         (a) that before the assignment the Tenant enters into and unconditionally delivers to the Landlord an authorised guarantee agreement (as defined in section 16 of the Landlord and Tenant (Covenants) Act 1995), such agreement to be a deed and to contain the provisions in Schedule 6 or such other provisions as the Landlord shall first notify to the Tenant, to be approved by the Tenant, such approval not to be unreasonably withheld or delayed;

         (b) that before the assignment any person (other than a former Tenant) who at the time of the application for the consent is guaranteeing the obligations and liabilities of the Tenant under this Lease covenants by deed with the Landlord that the Tenant shall perform its obligations under the authorised guarantee agreement required under paragraph (a), the deed to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Schedule 5 and an obligation on the part of the covenantor (in the event of default on the part of the Tenant) to perform any obligation entered into by the Tenant in the authorised guarantee agreement to take up a new lease, and otherwise to be in such form as the Landlord reasonably requires PROVIDED THAT if such person declines to enter into this covenant, the Tenant shall procure that there is paid to the Landlord a rent deposit equal to two years of the annual rent payable under clause 4(1)(b) of this Lease;

         (c) that before the assignment, if the Landlord reasonably determines it to be necessary, one or more guarantors acceptable to the Landlord, acting reasonably, covenant by deed with the Landlord in the form set out in Schedule 5 (with "assignee" substituted for "Tenant" in paragraphs 1 to 9 inclusive and with such other provisions as the Landlord reasonably requires) in respect of the period ending on the date on which the assignee is released by virtue of the Landlord and Tenant (Covenants) Act 1995;

         (d) that before the assignment where reasonably required a rent deposit is paid to the Landlord, such deposit to be an amount equal to six months of the annual rent payable under clause 4(1)(c) of this Lease or such greater amount as is reasonable in the circumstances;

         (e) that all Rent due (following demand if required under the term of this Lease) from the Tenant under this Lease as at the date of the assignment has been paid;

         (f) that the assignment is completed within three months of the date of the consent and that if it is not, the consent shall be void but any of the guarantees referred to in paragraphs (a) to (c) shall nevertheless remain in full force and effect.

(5)      FURTHER AGREEMENT

         The Landlord and the Tenant agree that any power on the part of the Landlord to determine any matter for the purposes of sub-clauses (3) or (4) shall be exercised reasonably.

(6)      UNDERLETTING

         The Tenant shall not:

         (a)      underlet part of the Property; or

         (b)      underlet the whole of the Property without:

                  (i) complying with the provisions of sub-clauses (7) to (11); and

                  (ii) the prior consent of the Landlord, which shall not be unreasonably withheld.

(7)      COVENANTS ON UNDERLETTING

         The Tenant shall procure that any intended undertenant covenants by deed with the Landlord:

         (a) to pay the rent to be reserved by and the other sums to be payable under the underlease and to perform and observe, first, the covenants by the tenant and the conditions to be contained in the underlease and, secondly, the covenants by the Tenant and the conditions contained in this Lease (except first the covenant to pay rent and secondly any covenant in this Lease which is inconsistent with the covenants in the underlease as authorised under sub-clause (9)) throughout the period during which the undertenant is bound by the covenants by the tenant and conditions in the underlease;

         (b) without prejudice to paragraph (a), not to assign the underlet property without:

                  (i) first obtaining a deed of covenant from the intended assignee in favour of the Landlord in the same form (with the necessary changes) as the deed referred to in this sub-clause, including (without limitation) the covenants in this paragraph (b); and

                  (ii) if the Landlord reasonably requires, first obtaining a deed from one or more guarantors acceptable to the Landlord, acting reasonably, in favour of the Landlord guaranteeing the due and punctual payment and performance of all the obligations and liabilities of the intended assignee under the deed referred to in sub-paragraph (i), the deed to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Schedule 5 and otherwise to be in such form as the Landlord reasonably requires.

(8)      GUARANTEE ON UNDERLETTING

         If the Landlord reasonably requires, the Tenant shall procure that, before the underlease is granted, one or more guarantors acceptable to the Landlord, acting reasonably, guarantee (by way of deed) to the Landlord, in respect of the period ending on the date on which the undertenant is released by virtue of the Landlord and Tenant (Covenants) Act 1995, the due and punctual payment and performance of all the obligations and liabilities of the intended undertenant, the guarantee to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of
         Schedule 5 and otherwise to be in such form as the Landlord reasonably requires.

(9)      FORM OF UNDERLEASE

         The Tenant shall procure that every underlease shall:

         (a) contain the same covenants by the tenant and other terms and conditions as are contained in this Lease subject only to:

                  (i)      such amendments as may be provided for in paragraphs
                           (b) to (e); and

                  (ii) such amendments as may reasonably be required by the Tenant, having regard only to the duration of the proposed underlease, and as may be approved by the Landlord, such approval not to be unreasonably withheld or delayed;

         (b) not permit any assignment, underlease or other dealing or disposal of the Property which is prohibited by the terms of this Lease and prohibit any further underletting of the whole or any part of the Property;

         (c) provide that where the underlease requires the undertenant to obtain the landlord's consent, the undertenant shall be required to obtain also the consent of the Landlord which shall not be unreasonably withheld or delayed where such consent cannot be unreasonably withheld or delayed under the terms of this Lease;

         (d) contain a Landlord's break option upon the same terms as the Tenant's break option set out in clause 13 of this Lease and, in the licence to underlet a covenant from the Tenant to the Landlord to exercise that break option in the event that it exercises the Tenant's break option contained in this Lease.

         (e) contain provisions to ensure that the tenancy is excluded from the provisions of sections 24 to 28 of the Landlord and Tenant Act 1954.

(10)     UNDERLEASE REQUIREMENTS

         The Tenant shall:

         (a)      not grant any underlease at a fine or premium;

         (b) not grant any underlease at a rent which at the time of the grant of the underlease is less than the open market rent of the Property;

         (c) not accept the surrender of or vary the terms of any underlease or release the undertenant from any covenant or condition in the underlease without the prior consent of the Landlord which, in the case only of a surrender, shall not be unreasonably withheld;

         (d) not waive any breach of any of the covenants on the part of the undertenant and the conditions contained in any underlease but take all such steps as are lawfully available to the Tenant (including re-entry) to enforce such covenants and conditions;

         (e) procure that on any assignment of any underlease the outgoing undertenant enters into an authorised guarantee agreement and, where appropriate, guarantors enter into a contractual guarantee in each case with the landlord under the underlease in accordance with the provisions of the underlease.

         In paragraphs (c) to (e) of this sub-clause an underlease includes any lease where, by virtue of the grant of this Lease, the Tenant under this Lease becomes the holder of the immediate reversion to that lease.

(11)     ASSOCIATED COMPANIES

         The Tenant may share the occupation of the whole or any part of the Property with a company which is a member of the same group as the Tenant (within the meaning of section 42 of the Landlord and Tenant Act 1954) for so long as both companies remain members of that group and provided that:

         (a) no relationship of landlord and tenant is created between the two companies and no security of tenure is conferred upon the occupier; and

         (b) within 15 Business Days of the commencement of the sharing the Tenant gives to the Landlord notice of the company sharing occupation and the address of its registered office.


(12)     CHARGING

         The Tenant shall not:

         (a)      charge part of the Property; or

         (b) charge the whole of the Property without the prior consent of the Landlord, which shall not be unreasonably withheld or delayed.

(13)     REGISTRATION OF DEALINGS

         Within 28 days of every assignment, transfer, underlease or charge of the Property or the creation or transfer of any interest derived out of the Term or any devolution of the interest of the Tenant or any person deriving title under the Tenant, the Tenant shall produce a certified copy of the assignment, transfer, underlease or charge or (in the case of a devolution) the document evidencing or under which the devolution arises and pay the Landlord a registration fee of a reasonable amount, being not less than (pound)25, in respect of each assignment, transfer, underlease, charge or devolution.

8.       INSURANCE

(1)      LANDLORD'S INSURANCE OBLIGATIONS

         Unless the insurance is vitiated by any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them, the Landlord shall keep the Property (other than plate glass and tenant's or trade fixtures) insured with insurers or underwriters selected by the Landlord in accordance with the provisions of this clause to the extent to which the Property is insurable and subject to all exclusions, limitations and excesses imposed by the insurers.

(2)      SUM AND RISKS INSURED

         The Property shall be insured in a sum not less than its full reinstatement cost (as determined from time to time by the Landlord) against loss or damage by the Insured Risks.

(3)      FEES

         The insurance shall extend to:

         (a) architects' and other professional fees in relation to the reinstatement of the Property;

         (b)      the costs of demolition and removal of debris; and

         (c)      loss of rent for the following three years of the Term.

(4)      PRODUCTION OF POLICY

         Whenever reasonably required to do so by the Tenant, the Landlord shall produce to the Tenant at the Landlord's office a copy of the insurance policy or other evidence of it and evidence of payment of the last premium.

(5)      REINSTATEMENT

         Subject to sub-clause (15) if the Property is destroyed or damaged by any of the Insured Risks, then unless the insurance is vitiated by any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them, the Landlord shall use reasonable endeavours to:

         (a) obtain all consents and permissions necessary for reinstatement as soon as reasonably possible; and

         (b) subject to obtaining those consents and permissions, lay out as soon as practicable all insurance monies received by the Landlord (other than for fees and loss of rent) in reinstating the Property making good any shortfall out of its own money save where such shortfall:

                  (i) arises due to any default, act or omission of the Tenant, its undertenant or any person at the Property with the express or implied authority of any of them; and

                  (ii)     relates to excesses, exclusions or limitations.

         In reinstating the Property, the Landlord may make such variations to its design as the Landlord reasonably decides, so long as the Tenant is provided with accommodation which is substantially the same as that previously comprised in the Property.

(6)      TENANT'S INSURANCE OBLIGATIONS

         The Tenant shall pay to the Landlord on demand:

         (a) every premium payable by the Landlord for insuring the Property in accordance with its obligations in sub-clause
                  (1) and for effecting in relation to the Property insurance in respect of liability to third parties including members of the public and such other insurances as the Landlord acting reasonably considers desirable;

         (b) where the policy includes the Property and other properties, the fair proportion properly attributable to the Property of every premium payable by the Landlord for insuring the Property and the other properties in accordance with its obligations in sub-clause (1) and for effecting (in relation to the Property and the other properties) the other insurances referred to in sub-paragraph (a), the proportion to be determined by the Landlord acting reasonably whose determination shall be conclusive save as to questions of law and save in the case of manifest error;

         (c) the amount of any excess deducted or deductible by the insurers on any claim made by the Landlord; and

         (d) all costs and expenses incurred by the Landlord in obtaining a valuation of the Property for insurance purposes but not more frequently than once every 12 months.

         All sums payable by the Tenant under this paragraph shall be reserved as rent.

(7)      VITIATION

         The Tenant shall not use the Property or carry on any business at the Property or do or omit to do at the Property anything which may make void or voidable any policy for the insurance of the Property or any nearby property of the Landlord.

(8)      INCREASED PREMIUM

         The Tenant shall:

         (a) not without the prior consent of the Landlord use the Property or carry on any business at the Property other than the business carried on at the Property prior to the grant of this Lease or do or omit to do at the Property anything which may increase the premium payable for the insurance; and

         (b) if consent is given, repay on demand to the Landlord any increased insurance premium payable by the Landlord.

(9)      IRRECOVERABLE REINSTATEMENT COST

         If the Property is destroyed or damaged by any of the Insured Risks and the insurance money under any insurance effected by the Landlord is wholly or partly irrecoverable because of any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them, the Tenant shall pay to the Landlord on demand the whole or the appropriate proportion of the cost of reinstating the Property. Any dispute as to the amount of such proportion shall be referred to arbitration.

(10)     NOTICE OF DAMAGE

         If the Property is destroyed or damaged by any of the Insured Risks, the Tenant shall give notice to the Landlord as soon as the destruction or damage comes to the notice of the Tenant.

(11)     DOUBLE INSURANCE

         The Tenant shall not effect any insurance relating to the Property against any of the Insured Risks save where the Landlord ceases insurance of any particular risk in which case the Tenant may effect its own insurance in respect of such risk or risks. If the Tenant is entitled to the benefit of any insurance in respect of the Property, the Tenant shall pay to the Landlord all monies received by virtue of the insurance to enable the Landlord to apply them in making good the loss or damage in respect of which they have been received and subject to sub-clause (15) the Landlord shall use reasonable endeavours to:

         (a) obtain all consents and permissions necessary for reinstatement as soon as reasonably possible; and

         (b) subject to obtaining those consents and permissions, lay out as soon as practicable all such monies received from the Tenant in reinstating the Property. In reinstating the Property the Landlord may make such variations to its design as the Landlord reasonably decides, so long as the Tenant is provided with accommodation which is substantially the same as that previously comprised in the Property.

(12)     RELEVANT MATTERS

         The Tenant:

         (a) shall forthwith notify the Landlord in writing of any relevant matter; and

         (b) warrants that all relevant matters existing or arising as regards NIAGARA LASALLE (U.K.) LIMITED and NIAGARA CORPORATION on or before today's date or existing or arising as regards any subsequent person becoming the Tenant on or before the date of assignment or other devolution of title have been notified to the Landlord in writing prior to today's date or prior to execution of the assignment or the date of the devolution, as the case may be.

         In this sub-clause "RELEVANT MATTER" means any matter that a prudent insurer or underwriter might treat as material in deciding whether or on what terms to insure or to continue to insure the Property including (without limitation) the conviction, judgment or finding of any court or tribunal relating to the Tenant or any director, other officer or major shareholder of the Tenant of such a nature that a prudent insurer or underwriter might treat as so material.

(13)     FIRE AUTHORITY REQUIREMENTS

         The Tenant shall comply with all requirements and recommendations of the appropriate authority and the Landlord's insurers about means of escape from the Property in case of fire or other emergency and about the provision and maintenance of fire detection equipment, fire alarm equipment and fire fighting equipment.

(14)     CESSER OF RENT

         If the Property or any part of it or the means of access to it is destroyed or damaged by any of the Insured Risks so as to make the Property unfit for occupation or use, the rent or a fair proportion of it according to the nature and extent of the damage sustained shall be suspended until the Property or the means of access thereto has been reinstated and made fit for occupation and use or until the end of three years from the date of the destruction or damage, whichever first occurs. Any dispute as to the amount of the proportion shall be referred to arbitration. This sub-clause does not apply if and to the extent that the insurance monies in respect of loss of rent are wholly or partially irrecoverable solely or partly because of the act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them.

(15)     PREVENTION OF REINSTATEMENT

         The Landlord shall not be obliged to reinstate the Property in accordance with sub-clauses (5) and/or (11) while prevented by a supervening event. If the Landlord is unable to commence reinstatement within twelve months from the date of destruction or damage because of a supervening event and the Property or a substantial part of it is unfit for occupation or use either party may determine the Term by serving notice on the other at any time within six months of the end of the twelve month period. On service of the notice the Term shall cease but without prejudice to any rights that either party may have against the other for breach of any of the covenants by the other or the conditions in this Lease and all insurance monies shall belong to the Landlord.

(16)     COMPLETION OF REINSTATEMENT
         If the Landlord is unable to complete reinstatement works within three years from the date of damage or destruction so that the Property or a substantial part of it will be unfit for occupation or use at that date then, at the option of the Landlord, either the Landlord may determine the Term or the rent or a fair proportion of it, according to the nature and extent of the damage, shall be suspended until such time as the Property or a substantial part of it is fit for occupation and use.

         The Landlord shall serve any notice to determine the Term on the Tenant within three months of the end of the three year period. On service of the notice the Term shall cease but without prejudice to any rights that either party may have against the other for breach of any of the covenants by the other or the conditions in this Lease and all insurance monies shall belong to the Landlord.

         If the Landlord does not serve a notice to determine this Lease in accordance with the terms of this subclause the rent cesser will automatically apply.

(17)     SUPERVENING EVENT

         In sub-clause (15) a supervening event means any of the following:

         (a) inability of the Landlord to obtain the consents and permissions referred to in sub-clauses (5) and/or (11) despite using all reasonable endeavours to do so;

         (b) grant of any of the consents or permissions subject to a lawful condition with which it would be unreasonable to expect the Landlord to comply or the Landlord being requested as a precondition to obtaining any of the consents or permissions to enter into an agreement with the planning authority or any other authority containing conditions with which it would be unreasonable to expect the Landlord to comply;

         (c) some defect in the site upon which reinstatement is to take place so that it could not be undertaken or could be undertaken only at a cost unacceptable to the Landlord;

         (d) inability of the Landlord to obtain access to the site to reinstate;

         (e) prevention of reinstatement by any cause beyond the control of the Landlord.

9.       GUARANTOR'S COVENANT

         The Guarantor covenants with the Landlord on the terms set out in
Schedule 5.

10.      RE-ENTRY

(1) If an Event of Default occurs then notwithstanding the waiver of any previous right of re-entry the Landlord may re-enter the Property or any part of it when the Term shall cease but without prejudice to any rights or remedies which may then have accrued to the Landlord against the Tenant or any Guarantor in respect of any antecedent breach of any of the covenants or obligations of the Tenant or any Guarantor in this Lease (including the breach in respect of which re-entry is made).

(2)      In this clause an Event of Default is any one of the following:

         (a) the Rent or any part of it is in arrear and unpaid for twenty one Business Days after becoming payable (whether formally demanded or not); or

         (b) a breach by the Tenant of any of the covenants by the Tenant in this Lease; or

         (c) the Tenant (being a company) is deemed unable to pay its debts under section 123 of the Insolvency Act 1986 or the Tenant (being a company) passes a resolution for winding-up or its directors of any of them present a petition for winding-up or an order for the winding-up of the Tenant is made (other than (in any such case) a voluntary winding-up of a solvent company for the purposes of amalgamation or reconstruction) or the Tenant is dissolved; or

         (d) the Tenant (being a company) has an administrative or other receiver or a manager appointed of the whole or any substantial part of its property or a petition is presented for an administration order or an administration order is made in respect of the Tenant ; or

         (e) the Tenant (being a company), being registered as an unlimited company, is re-registered as a limited company without the previous consent of the Landlord; or

         (f) the Tenant (being an individual) presents a petition for a bankruptcy order to be made against him or a bankruptcy order is made against the Tenant ; or

         (g) in relation to the Tenant (whether an individual or a company) a proposal is made or the Tenant enters into any kind of composition, scheme of arrangement, compromise or arrangement for the benefit of creditors or any class of creditors or permits or suffers any execution to be levied on his goods; or

         (h) there occurs in relation to the Tenant in any country or territory in which any of them carries on business or to the jurisdiction of whose courts any of them or any of the property of any of them is subject any event which corresponds in that country or territory with any of those mentioned in paragraphs (c) to (g) above or the Tenant otherwise becomes subject in any such country or territory to any law relating to insolvency, bankruptcy or winding up.

11.      VAT

(1) If any VAT is chargeable on any supply under or pursuant to this Lease, the Tenant shall pay by way of additional consideration the amount of that VAT.

(2) Without limiting sub-clause (1) above, each sum reserved or payable by the Tenant under this Lease is exclusive of VAT (if any) and is accordingly to be construed as a reference to that sum plus any VAT in respect of it, and where any sum is reserved as rent, the VAT is also reserved as rent.

(3) If VAT is chargeable on any supply made by the Landlord to the Tenant for which a sum is not reserved or payable under this Lease, the Tenant shall pay that VAT to the Landlord against issue of a VAT invoice.

(4)      Where under this Lease the Tenant is obliged:

         (a) to make any payment to the Landlord or any other person (including, without limitation, by way of service charge, indemnity or reimbursement) by reference to any amount incurred or which will or may be incurred by the Landlord or any other person; or

         (b) otherwise to pay all or part of the consideration for any supply made to the Landlord or any other person,

         then without prejudice to sub-clauses (1) to (3) above, the Tenant shall be obliged to pay an amount equivalent to any VAT in respect of the amount or consideration except to the extent that the VAT is recoverable by the Landlord or any other person as appropriate.

(5) For the purposes of sub-clause (4) above, VAT is recoverable by a person, if that person (or any company treated as a member of the same VAT group as that person) is entitled to credit for it as input tax under sections 25 and 26 VAT Act 1994. For the avoidance of doubt, VAT is not recoverable by a person only because he could elect to waive exemption, but has not done so.

(6) Where for the purposes of this Lease it is necessary to calculate or estimate the cost or value of anything, including any building, structure, work, item, act or service, the cost or value shall be calculated or estimated so as to include any VAT which will or may be incurred in addition.

(7) This clause shall not affect the generality of clause 5(3) of this Lease.

(8) The Landlord shall issue the Tenant with a proper VAT invoice in respect of any supply by the Landlord to the Tenant.

12.      GENERAL

(1)      INTEREST AND POWERS OF RECOVERY

         If any Rent or other sum payable under this Lease is not paid within 14 days of the day on which it is due it shall bear interest from the day on which it was due until the date of payment at the Default Interest Rate compounded quarterly. Every amount payable under this Lease shall be reserved as rent and shall be recoverable as rent in arrear.

(2)      INTEREST ON BREACH

         Without prejudice to sub-clause (1) if:

         (a) there is any breach by the Tenant (other than a trivial breach) of its obligations under this Lease; and

         (b) the Landlord serves notice on the Tenant that by reason of that breach the Landlord will not for the time being accept any sums (including the Rent) payable by the Tenant under this Lease,

         the Tenant shall pay to the Landlord on demand interest at the Default Interest Rate on the sums due to the Landlord under this Lease, in respect of the period from the date of service of the notice, or from the date when the particular sum fell due (whichever is the later), until whichever is the earlier of the date of the acceptance by the Landlord of the sum due and the date on which the breach is remedied.

(3)      DISPUTES

         In relation to disputes any statement in this Lease that any dispute shall be referred to arbitration means that the dispute shall be determined by a single arbitrator agreed by the Landlord and the Tenant or, failing agreement, by a single arbitrator appointed by the president or his deputy for the time being of the Royal Institution of Chartered Surveyors in accordance with the Arbitration Act 1996.

(4)      COMPENSATION

         Subject to the provisions of section 38(2) of the Landlord and Tenant Act 1954 neither the Tenant nor any person deriving title under the Tenant shall be entitled on quitting the Property to any compensation under section 37 of that Act.

(5)      JOINT AND SEVERAL LIABILITY

         Where the Tenant or any Guarantor is more than one person:

         (a) those persons shall be jointly and severally responsible in respect of every obligation undertaken by them under this Lease; and

         (b) the Landlord may release or compromise the liability of any of those persons under this Lease or grant any time or other indulgence without affecting the liability of any other of them.

(6)      WHOLE AGREEMENT

         This Lease and the Property Agreement and the option agreement the lease renewal deed and the side deed, (all of even date herewith and made between the Landlord and the Tenant) contain the whole agreement between the parties relating to the transaction contemplated by this Lease and supersede all previous agreements between the parties relating to the transaction.

(7)      REPRESENTATIONS

         The Tenant acknowledges that in agreeing to enter into this Lease the Tenant has not relied on any representation, warranty, collateral contract or other assurance save for any written replies to the Tenant's solicitor's written enquiries before contract. The Tenant waives all rights and remedies which, but for this sub-clause, might otherwise be available to it in respect of any representation, warranty, collateral contract or other assurance (other than as stated above), but nothing in this sub-clause shall limit or exclude any liability for fraud.

(8)      RIGHTS OF ENTRY

         All rights of entry exercisable by the Landlord extend to include (without limitation) its employees, agents, surveyors, contractors and licensees with or without plant, equipment, appliances and materials.

(9)      INTERPRETATION OF COVENANTS

         Any covenant by the Tenant not to do or omit anything shall be construed as though the covenant was in addition a covenant not to permit or suffer to be done or omitted that thing.

(10)     TENANT'S POSSESSIONS

         (a) If after the Tenant has vacated the Property at the End of the Term any of the Tenant's possessions remain on the Property and the Tenant fails to remove them within ten Business Days after being requested to do so by the Landlord then:

                  (i) the Landlord may dispose of the possessions as agent for the Tenant;

                  (ii)     (if disposal is by sale) subject to paragraph
                           (c) the Landlord shall hold the proceeds of sale after deducting the costs and expenses of removal, storage and sale incurred by it to the order of the Tenant;

                  (iii) if the Tenant fails to claim the proceeds of sale within sixty Business Days of the date of the sale, the Landlord may keep them;

                  (iv)     the Tenant indemnifies the Landlord against:

                           (I) any liability incurred by the Landlord to any third party whose possessions have been sold by the Landlord in the mistaken belief (which shall be presumed) that the possessions belonged to the Tenant;

                           (II) any damage caused to the Property by the possessions; and

                  (vi) all loss, damage, actions, proceedings, claims, demands, costs, damages and expenses incurred or suffered by or brought or awarded against the Landlord as a result of the presence of the possessions on the Property after the Tenant has left it at the End of Term.

         (b) For the avoidance of doubt it is agreed between the parties that the Tenant may remove any tenant's fixtures and fittings from the Property at any time during the Term subject to making good any damage caused to the Property by such removal (save as specified in clause 5(25)).

(11)     OTHER LAND

         Nothing contained in or implied by this Lease shall:

         (a) impose or be deemed to impose any restriction on the use of any land or buildings not comprised in this Lease; or

         (b)      give the Tenant:

                  (i) the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant, lease, condition or stipulation entered into by any purchaser or tenant from the Landlord in respect of any property not comprised in this Lease; or

                  (ii) the right to prevent or restrict in any way the development of any land not comprised in this Lease; or

         (c) release the Tenant from the covenants by the Tenant in this Lease notwithstanding that the Landlord has waived or released temporarily or permanently, revocably or irrevocably or in any other way a similar covenant or similar covenants affecting any property not comprised in this Lease.

(12)     HEAD LEASE AND CHARGE - [FOR LEASES OF LONG LEASEHOLD PROPERTIES ONLY]

         Where there is a Head Lease or where the interest of the Landlord or any head landlord is charged:

         (a) any right exercisable by the Landlord shall be exercisable by every head landlord and every Chargee;

         (b) where the Tenant must obtain consent from the Landlord, the Tenant must obtain consent from every head landlord and every Chargee where the Head Lease or the Charge so provide and nothing contained in this Lease shall be construed as imposing on any head landlord or any Chargee an obligation not to refuse consent unreasonably, save that, where there is an obligation contained in any Headlease or Charge for the head Landlord or Chargee not to act unreasonably then at the request and cost of the Tenant, the Landlord will use reasonable endeavours to enforce any such obligation; or;

         (c) where the Tenant must repay to the Landlord any expenses incurred by the Landlord then if any expenses are incurred by any head landlord or any Chargee arising directly or indirectly out of any act, default, omission or request of the Tenant or any person at the Property with the express or implied authority of the Tenant, the Tenant must repay those expenses also;

         (g) any indemnities in favour of the Landlord shall be deemed to incorporate indemnities in favour of every head landlord and every Chargee;

         (e) the Landlord shall use reasonable endeavours to enforce the covenants on the part of the landlord under the Head Lease at the request and cost of the Tenant and the Tenant shall provide reasonable security to the Landlord in respect of those costs;

         In this sub-clause "CHARGE" means any mortgage or charge (fixed or floating, legal or equitable) affecting the interest of the Landlord or any head landlord in the Property and "Chargee" shall be construed accordingly.

(12)     CHARGE - [FOR LEASES OF FREEHOLD PROPERTIES ONLY]
         Where the interest of the Landlord or any Head Landlord is charged:

         (a) any right exercisable by the Landlord shall be exercisable by every Chargee;

         (b) where the Tenant must obtain consent from the Landlord, the Tenant must obtain consent from every Chargee where the Charge so provides and nothing contained in this Lease shall be construed as imposing on any Chargee an obligation not to refuse consent unreasonably, save that where there is an obligation contained in any Charge for the Chargee not to act unreasonably then, at the request and cost of the Tenant, the Landlord will use reasonable endeavours to enforce any such obligation;

         (c) where the Tenant must repay to the Landlord any expenses incurred by the Landlord then if any expenses are incurred by any Chargee the Tenant must repay those expenses also; and

         (d) any indemnities in favour of the Landlord shall be deemed to incorporate indemnities in favour of every Chargee.

         In this sub-clause "CHARGE" means any mortgage or charge (fixed or floating, legal or equitable) affecting the interest of the Landlord or any Head Landlord in the Property and "Chargee" shall be construed accordingly.

(13)     PERPETUITY PERIOD

         The perpetuity period applicable to this Lease is 80 years beginning on the date of this Lease and whenever in this Lease either the Landlord or the Tenant is granted a future interest it must vest within that period and, if it has not, it will be void for remoteness.

(14)     SEVERANCE

         To the extent that any provision of this Lease is rendered void by section 25 of the Landlord and Tenant (Covenants) Act 1995, that provision shall be severed from the remainder of this Lease which shall remain in full force and effect. In this sub-clause "provision" includes a clause, a sub-clause or a schedule or any part of any of them.

(15)     NOTICES IN WRITING

         Every notice, consent, approval or direction given under this Lease shall be in writing.

(16)     COUNTERPARTS

         This lease may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same lease and any party may enter into this lease by executing a counterpart.

13.      RIGHT TO BREAK

(1) The Tenant shall have the right at any time to give not less than 12 months' notice in writing to the Landlord to terminate this Lease.

(2)      If the Tenant gives notice to the Landlord pursuant to sub-clause
         (1), this Lease shall terminate on the expiry of the notice subject to the Tenant having paid the rents due under the Lease and substantially complied with all its obligations in the Lease down to that date in all material respects.

(3) Termination of this Lease shall not affect either party's rights in connection with any breach by the other of their respective obligations in this Lease which may have occurred before the date on which this Lease terminates.

14.      EXCLUSION AGREEMENT

         Having  been authorised to do so by an order of the Mayor's
         and City of London Court made on      1999 under section
         38(4) of the Landlord and Tenant Act 1954, the
         Landlord and the Tenant agree that the provisions of sections
         24 to 28 of that Act shall be excluded in relation to the tenancy created by this Lease.

15.      NOTICES

         Where the Tenant under this Lease is NIAGARA LASALLE (U.K.) LIMITED and NIAGARA CORPORATION the notice provisions set out in sub-paragraph A. below shall apply to any notice or document served under this Lease, such notice provisions being personal to NIAGARA LASALLE (U.K.) LIMITED and NIAGARA CORPORATION. At any other time the notice provisions set out in sub-paragraph B. below shall apply.

A.       (1)      Any notice or other document to be served under this
                  agreement may be delivered or sent by post to the party to be served as follows:

                  (a)      to the Landlord at the address set out in this Lease;

                  (b)      to the Tenant at:

                           Victoria Steel Works, Bull Lane, Moxley, Wednesbury, West Midlands, WS10 8RS marked for the attention of: Tony Bagshaw;

                  (c) to the Guarantor at the address set out in this Lease,

                  or at such other address as it may have notified to the other parties in accordance with this clause. Any notice or other document sent by post shall be sent by prepaid first class recorded delivery post (if within the United Kingdom) or by prepaid registered airmail (if elsewhere).

         (2) Any notice or other communication shall be deemed to have been duly given:

                  (a) if delivered personally, when left at the address referred to in subclause (1); or

                  (b) if sent by recorded mail other than airmail, two days after posting it; or

                  (c) if sent by registered airmail, six days after posting it,

                  provided always that a notice given in accordance with the above but received on a day which is not a Business Day or after business hours on a Business Day in the place of receipt will only be deemed to be given on the next Business Day in that place.

                  B. Any notice or other document served under this Lease may be served in any way in which a notice required or authorised to be served under section 196 of the Law of Property Act 1925 may be served.

16.      GOVERNING LAW AND JURISDICTION

(1) This Lease is governed by and shall be construed in accordance with English law.

(2) The Guarantor submits to the jurisdiction of the English courts for all purposes relating to this Lease and the Guarantor appoints the Tenant's solicitors (as shall from time to time be appointed by the Tenant and notified in writing to the Landlord) as its agent for service of process with respect thereto.

I N W I T N E S S of which this Lease has been executed as a deed and has been delivered on the date which first appears on page 1.


                                 SCHEDULE 1

                                THE PROPERTY

                               [            ]


                                 SCHEDULE 2

                        RIGHTS GRANTED TO THE TENANT


1. All rights exercisable by the Landlord on a non-personal basis for the benefit of the Property over other land and which are capable of sub-demise.



                                 SCHEDULE 3

                      RIGHTS RESERVED TO THE LANDLORD


1. The right at reasonable times and on reasonable notice (save in emergency) to enter the Property to do anything comprised within the Landlord's obligations in this Lease and to exercise any of the rights granted to the Landlord by this Lease.

2.       Such rights as are reserved to any superior landlord over the Property.



                                 SCHEDULE 4

                       MATTERS AFFECTING THE PROPERTY



1.       All those matters referred to in the Property and charges register
         of title number [                  ]

2.       Any rights exercised by any third party over the Property.

[3.      Rights specific to each Property -to be added]




                                 SCHEDULE 5

                            GUARANTEE PROVISIONS

1. The Guarantor guarantees to the Landlord the due and punctual payment and performance by the Tenant of all the obligations and liabilities of the Tenant under this Lease and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of the non-payment or non-performance of those obligations or liabilities.

2.       The obligations of the Guarantor under this Lease:

         (a) constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Tenant is liable to pay under this Lease and to perform on demand by the Landlord any obligation of the Tenant under this Lease without the need for any recourse on the part of the Landlord against the Tenant;

         (b)      will not be affected by:

                  (i) any time or indulgence granted to the Tenant by the Landlord;

                  (ii) any legal limitation, disability or other circumstances relating to the Tenant or any irregularity, unenforceability or invalidity of any obligations of the Tenant under this Lease;

                  (iii) any licence or consent granted to the Tenant or any variation in the terms of this Lease save as provided in section 18 of the Landlord and Tenant (Covenants) Act 1995;

                  (iv) the release of one or more of the parties defined as the Guarantor (if more than one); or

                  (v) any other act, omission, matter, event or thing whereby (but for this provision) the Guarantor would be exonerated in whole or in part from the guarantee other than a release by deed given by the Landlord.

3.       So long as this guarantee remains in force the Guarantor shall not:

         (a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Tenant, claim or prove as creditor in competition with the Landlord; or

         (b) be entitled to claim or participate in any security held by the Landlord in respect of the obligations of the Tenant under this Lease; or

         (c)      exercise any right of set-off against the Tenant.

4. If the Landlord brings proceedings against the Tenant, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings.

5.       If:

         (a) the Tenant (being a company) enters into liquidation and the liquidator disclaims this Lease; or

         (b) the Tenant (being a company) is dissolved and the Crown disclaims this Lease; or

         (c) the Tenant (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease; or

         (d)      this Lease is forfeited,

         then within six months after the disclaimer or forfeiture the Landlord may require the Guarantor by notice to accept a lease of the Property for a term equivalent to the residue which would have remained of the Term if there had been no disclaimer or forfeiture at the same rents and subject to the same covenants and conditions (including those as to the review of rent) as are reserved by and contained in this Lease (with the exception of this Schedule).

6. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer or forfeiture and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer or forfeiture as if the new lease had been granted on the date of disclaimer or forfeiture.

7. The Guarantor or his personal representatives shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

8. If the Landlord does not require the Guarantor to take a Lease of the Property, the Guarantor shall pay to the Landlord on demand a sum equal to the rent that would have been payable under this Lease but for the disclaimer or forfeiture in respect of the period from the date of the disclaimer or forfeiture until the date which is six months after the date of the disclaimer or forfeiture or the date on which the property has been re-let by the Landlord, whichever first occurs.

9. If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT. If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Tenant under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT.

                                 SCHEDULE 6

                       AUTHORISED GUARANTEE AGREEMENT


1. The Guarantor guarantees to the Landlord the performance by the Assignee throughout the Guarantee Period of each of the covenants falling to be complied with by the Tenant under this Lease and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of such non-performance.

2.       The obligations of the Guarantor under this guarantee will not be affected by:

         (a) any time or indulgence granted to the Assignee by the Landlord;

         (b) any legal limitation, disability or other circumstances relating to the Assignee or any irregularity, unenforceability or invalidity of any obligations of the Assignee under this Lease;

         (c) any licence or consent granted to the Assignee or any variation in the terms of this Lease save as provided in section 18 of the Act;

         (d) the release of one or more of the parties defined as the Guarantor (if more than one); or

         (e) any other act, omission, matter, event or thing whereby (but for this provision) the Guarantor would be exonerated in whole or in part from the guarantee other than a release under seal given by the Landlord.

3. The Guarantor is liable to the Landlord under this guarantee as sole or principal debtor and the obligations of the Guarantor under this guarantee constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Assignee is liable to pay under this Lease and to perform on demand by the Landlord any obligation of the Assignee under this Lease without the need for any recourse on the part of the Landlord against the Assignee. If the Landlord brings proceedings against the Assignee, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings.

4. If during the Guarantee Period the Assignee (being a company) enters into liquidation and the liquidator disclaims this Lease, or the Assignee (being a company) is dissolved and the Crown disclaims this Lease, or the Assignee (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease, then within six months after the disclaimer the Landlord may require the Guarantor by notice to enter into a new lease of the Property for a term equivalent to the residue which would have remained of the term granted by this Lease if there had been no disclaimer at the same rents and subject to the same covenants and conditions (including as to the review of rent) as are reserved by and contained in this Lease.

5. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer as if the new lease had been granted on the date of disclaimer.

6. The Guarantor shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

7. If the Landlord does not require the Guarantor to take a new lease of the Property the Guarantor shall pay to the Landlord on demand a sum equal to the rents that would have been payable under this Lease but for the disclaimer in respect of the period from the date of the disclaimer until the date which is six months after the date of the disclaimer or the date on which the Property has been re-let by the Landlord, whichever first occurs.

8.       During the Guarantee Period the Guarantor shall not:

         (a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Assignee claim or prove as creditor in competition with the Landlord; or

         (b) be entitled to claim or participate in any security held by the Landlord in respect of the Assignee's obligations to the Landlord under this Lease; or

         (c)      exercise any right of set off against the Assignee.

9. To the extent that any provision of this guarantee does not conform with section 16 of the Act, that provision shall be severed from the remainder of this guarantee and this guarantee shall have effect as if it excluded that provision.

10 If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT. If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Assignee under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT.

11.      In this Schedule:

         "ACT" means the Landlord and Tenant (Covenants) Act 1995;

         "ASSIGNEE" means [insert name of assignee in respect of whom the Tenant is entering into the authorised guarantee agreement];

         "GUARANTEE PERIOD" means the period ending on the date on which the Assignee is released by virtue of the Landlord and Tenant (Covenants) Act 1995.


                                 SCHEDULE 7

                SCHEDULE OF LANDLORD'S FIXTURES AND FITTINGS

So far as not the subject of any hiring agreement:

1. Heating system serving the offices (including boilers and radiators).

2. Heating system serving the warehouse/factory (including boilers and radiators).

3. Additional heaters (e.g. radiant heaters) serving the factory/warehouse except where the same are portable or are secondary heaters acquired for the particular purpose of the business in which case they will be tenant's fittings.

4. Additional heater serving the offices except where the same are portable or are secondary to heaters acquired for the particular purpose of the business when they will be tenant's fittings.

5. Lighting at the offices including fluorescent and other light fittings, bulbs and switches.

6. Lighting to the warehouse/factory including fluorescent and other light fittings, bulbs and switches.

7.       Security systems including burglar alarms, cameras etc.

8.       Carpets in the office premises.

9.       Demountable partitioning in the office premises.

10.      Demountable partitioning in the warehouse/factory premises.

11.      Built-in furniture e.g. reception desks.

12.      Flooring in the warehouse/factory.

13.      Air conditioning system to the offices.

14.      Air conditioning system to the warehouse/factory.

15.      Fire sprinkler systems.

16.      Other fire equipment (e.g. extinguishers and blankets etc).

17. Crane/rails/runways and steel supports with the exception of the gantry (which includes the motor and hoist) which will be tenant's fittings.

18.      Roller shutter blinds for the windows.

19.      Roller shutter doors.

20. Kitchen units and sinks but kitchen appliances e.g. fridge, cooker, microwave, ovens in so far as the same are not affixed to the walls and they can be removed without causing damage will be tenant's fittings.

21. Washroom fittings e.g. toilets, wash basins, towel rails, fitted units etc.

22.      Advertising hoardings in so far as they are not company signage.

23. Generators in so far as they provide the main Three Phase electricity supply to the Property (as opposed to only providing a back-up supply).

24.      Lifts.

25.      Weigh-bridge.

26.      Incoming h.t. switch.

27. All equipment used or connected with the supply of the electricity to the warehouse/factory and/or the offices plus that used for the supply of Three Phase electricity. There is however to be excluded any equipment which supplies additional specialised electricity used solely for the purposes of the current business.

28.      Portacabins used as offices.

29.      Lighting towers.

There will be excluded (and accepted as tenant's fittings) the following:

30. Transformers and other equipment used for supplying any special or particular electricity (which is supplied in addition to the ordinary and Three Phase supplies) for the particular existing business.

31. Hydraulic systems, pumps, taps, pipework fittings etc, in so far as the same relate to the plant which will be deemed tenant's trade fittings.

32. Lubricating oil tanks in so far as the same are used specifically for the purposes of the existing business and can be removed without causing damage.

33. Oxygen storage tanks in so far as the same are used specifically for the existing business and the same can be removed without causing damage.

34.      Computer systems.

35.      Other plant and equipment used for the existing business.

36.      Telephone systems.



THE COMMON SEAL of [RELEVANT       )
GLYNWED COMPANY - LEGAL OWNER]     )
LIMITED was affixed in the         )
presence of:                       )



                           Director



                           Secretary



THE COMMON SEAL of [RELEVANT       )
GLYNWED COMPANY - BENEFICIAL       )
OWNER] LIMITED was affixed in the  )
Presence of:                       )


                           Director



                           Secretary



THE COMMON SEAL of                 )
NIAGARA LASALLE (U.K.) LIMITED     )
was affixed in the                 )
presence of:                       )



                           Director



                           Secretary






EXECUTION CLAUSE FOR NIAGARA
CORPORATION

[EXECUTED BY:

ATTEST:]